UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 9, 2009

Date of Report (Date of earliest event reported)

Commission File Number: 333-146627

Baron Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada, United States

(State or other jurisdiction of incorporation or organization)

26-0582528

(I.R.S. Employer ID Number)

3753 Howard Hughes Parkway, Suite 135, Las Vegas, Nevada 89169

(Address of principal executive offices) (Zip code)

702-993-7424

(Issuer's telephone number)

Nevwest Explorations Corp.

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Entry Into a Material Definitive Agreement.

(a) Previous independent accountants

     (i) Effective June 9, 2009, Baron Energy, Inc. ("Baron" or the “Company”) confirmed with its auditors, Malone & Bailey, P.C. (“Malone”), that Malone would no longer be representing Baron as its accountants. As of that date, Baron dismissed Malone as its auditors.

     (ii) Malone last reported on Baron's financial statements as of July 31, 2008 and 2007. The audit reports of Malone on Baron's financial statements for the fiscal years ending July 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The change of independent accountants was ratified by the Board of Directors of Baron on June 9, 2009.

     (iv) During Baron's two most recent fiscal years and the subsequent interim period through June 9, 2009, there were no disagreements with Malone up to the time of their dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malone’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report as discussed in Item 304(a)(1)(v) of Regulation S-K.

     (vi) Baron has requested that Malone furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 9, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

     Baron has engaged GBH CPAs, PC (“GBH”), as its new independent accountant on June 9, 2009. Prior to June 9, 2009, Baron had not consulted with GBH regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Baron's consolidated financial statements, and no written report or oral advice was provided to Baron by GBH concluding there was an important factor to be considered by Baron in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(2) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from Malone & Bailey, P.C. to the United States Securities & Exchange Commission, dated June 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2009

BARON ENERGY INC.

/s/ Michael McGuire

Michael McGuire

Interim Chief Executive Officer